SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

DWS Latin America Equity Fund
The fund’s portfolio management team has indicated its intention to resign from DWS effective May 15, 2020 and plans to join Itau USA Asset Management, Inc. or its affiliates (collectively “Itau”). DWS is currently in discussions with Itau regarding a potential subadvisory arrangement that would allow the continuing services of the fund’s existing portfolio management team following their departure from DWS. DWS currently expects to recommend that Itau serve as a subadvisor to the fund at a meeting of the fund’s Board of Directors to be held prior to May 15, 2020.
Please Retain This Supplement for Future Reference
April 16, 2020
PROSTKR20-14